Document and Entity Information	12 Months Ended
Mar. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	JAMES HARDIE INDUSTRIES SE
Entity Central Index Key	0001159152
Document Type	20-F
Document Period End Date	Mar 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	436,386,587

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Current assets:
Cash and cash equivalents	$ 18.6	$ 19.2
Restricted cash and cash equivalents	0.8	0.6
Restricted cash and cash equivalents - Asbestos	56.1	44.5
Restricted short-term investments - Asbestos	5.8	13.3
Accounts and other receivables, net of allowance for doubtful accounts of $2.7 million and $2.3 million as of March 31, 2011 and March 31, 2010, respectively	138.1	155
Inventories	161.5	149.1
Prepaid expenses and other current assets	31.6	25.6
Insurance receivable - Asbestos	13.7	16.7
Workers' compensation - Asbestos	0.3	0.1
Deferred income taxes	21.1	24
Deferred income taxes - Asbestos	10.5	16.4
Total current assets	458.1	464.5
Restricted cash and cash equivalents	4.5	4.7
Property, plant and equipment, net	707.7	710.6
Insurance receivable - Asbestos	188.6	185.1
Workers' compensation - Asbestos	90.4	98.8
Deferred income taxes	27.3	3.2
Deferred income taxes - Asbestos	451.4	420
Deposit with Australian Taxation Office	0	247.2
Other assets	32.6	44.7
Total assets	1,960.6	2,178.8
Current liabilities:
Accounts payable and accrued liabilities	106.4	100.9
Current portion of long-term debt	0	95
Accrued payroll and employee benefits	40.9	42.1
Accrued product warranties	6.1	6.7
Income taxes payable	3.9	34.9
Asbestos liability	111.1	106.7
Workers' compensation - Asbestos	0.3	0.1
Other liabilities	53.8	27.7
Total current liabilities	322.5	414.1
Long-term debt	59	59
Deferred income taxes	108.1	113.5
Accrued product warranties	20.1	18.2
Asbestos liability	1,587	1,512.5
Workers' compensation - Asbestos	90.4	98.8
Australian Taxation Office - amended assessment	190.4	0
Other liabilities	37.6	80.6
Total liabilities	2,415.1	2,296.7
Commitments and contingencies (Note 13)
Shareholders' deficit:
Common stock, Euro 0.59 par value, 2.0 billion shares authorized; 436,386,587 shares issued at March 31, 2011 and 434,524,879 shares issued at March 31, 2010	222.5	221.1
Additional paid-in capital	52.5	39.5
Accumulated deficit	(784.7)	(437.7)
Accumulated other comprehensive income	55.2	59.2
Total shareholders' deficit	(454.5)	(117.9)
Total liabilities and shareholders' deficit	$ 1,960.6	$ 2,178.8

Consolidated Balance Sheets (Parenthetical) In Millions, except Share data	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 EUR ( €)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 EUR ( €)
Current assets:
Allowance for doubtful accounts receivable current	$ 2.7		$ 2.3
Shareholders' deficit:
Common stock, par value		€ 0.59		€ 0.59
Common stock, shares authorized	2,000,000,000	2,000,000,000	2,000,000,000	2,000,000,000
Common stock, shares issued	436,386,587	436,386,587	434,524,879	434,524,879

Consolidated Statements of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Consolidated Statements of Operations [Abstract]
Net sales	$ 1,167	$ 1,124.6	$ 1,202.6
Cost of goods sold	(775.1)	(708.5)	(813.8)
Gross profit	391.9	416.1	388.8
Selling, general and administrative expenses	(173.4)	(185.8)	(208.8)
Research and development expenses	(28)	(27.1)	(23.8)
Asbestos adjustments	(85.8)	(224.2)	17.4
Operating income (loss)	104.7	(21)	173.6
Interest expense	(9)	(7.7)	(11.2)
Interest income	4.6	3.7	8.2
Other (expense) income	(3.7)	6.3	(14.8)
Income (loss) before income taxes	96.6	(18.7)	155.8
Income tax expense	(443.6)	(66.2)	(19.5)
Net (loss) income	$ (347)	$ (84.9)	$ 136.3
Net (loss) income per share - basic	$ (0.8)	$ (0.2)	$ 0.32
Net (loss) income per share - diluted	$ (0.8)	$ (0.2)	$ 0.31
Weighted average common shares outstanding (Millions):
Basic	435.6	433.1	432.3
Diluted	435.6	433.1	434.5

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Cash Flows From Operating Activities
Net (loss) income	$ (347)	$ (84.9)	$ 136.3
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	62.9	61.7	56.4
Deferred income taxes	(21.9)	19.2	(58.2)
Pension cost	1.3	0.1	0.7
Stock-based compensation	9.1	7.7	7.2
Asbestos adjustments	85.8	224.2	(17.4)
Tax benefit from stock options exercised	(0.4)	(0.9)
Other-than-temporary impairment on investments			14.8
Changes in operating assets and liabilities:
Restricted cash and cash equivalents	63.3	14.9	69
Restricted short-term investments	9.7	54.4
Payment to the AICF	(63.7)		(110)
Accounts and other receivables	24.9	(30.1)	6.6
Inventories	(8.1)	(12.2)	40.3
Prepaid expenses and other assets	6.3	(48.1)	5.7
Insurance receivable - Asbestos	22.9	14.4	16.5
Accounts payable and accrued liabilities	(7.7)	35.4	(11.4)
Asbestos liability	(97.8)	(91)	(91.1)
Deposit with Australian Taxation Office	254.3	(29.3)	(9.9)
ATO settlement payment			(101.6)
Australian Taxation Office - amended assessment	190.4
Other accrued liabilities	(37.1)	47.6	0.9
Net cash provided by (used in) operating activities	147.2	183.1	(45.2)
Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50.3)	(50.5)	(26.1)
Proceeds from sale of property, plant and equipment	0.7
Net cash used in investing activities	(49.6)	(50.5)	(26.1)
Cash Flows From Financing Activities
Proceeds from short-term borrowings			128.8
Repayments of short-term borrowings		(93.3)	(125.5)
Proceeds from long-term borrowings	460	274	431.6
Repayments of long-term borrowings	(555)	(350.7)	(375.4)
Proceeds from issuance of shares	4.9	10.1	0.1
Tax benefit from stock options exercised	0.4	0.9
Dividends paid			(34.6)
Net cash (used in) provided by financing activities	(89.7)	(159)	25
Effects of exchange rate changes on cash	(8.5)	3.2	53.3
Net (decrease) increase in cash and cash equivalents	(0.6)	(23.2)	7
Cash and cash equivalents at beginning of period	19.2	42.4	35.4
Cash and cash equivalents at end of period	18.6	19.2	42.4
Components of Cash and Cash Equivalents
Cash at bank and on hand	9.5	13.1	8.9
Short-term deposits	9.1	6.1	33.5
Cash and cash equivalents at end of period	18.6	19.2	42.4
Supplemental Disclosure of Cash Flow Activities
Cash paid during the year for interest, net of amounts capitalized	9.1	7.4	7.8
Cash paid during the year for income taxes, net	$ 38.7	$ 48.5	$ 23.2

Consolidated Statements of Changes in Shareholders' Equity/Deficit (USD $) In Millions	Total	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Treasury Stock	Accumulated Other Comprehensive Income
Balances at Mar. 31, 2008	$ (202.6)	$ 219.7	$ 19.3	$ (454.5)	$ (4)	$ 16.9
Comprehensive income (loss):
Net (loss) income	136.3			136.3
Pension and post-retirement benefit adjustments	0.7					0.7
Unrealized gain on investments	4.4					4.4
Foreign currency translation gain (loss)	(19.8)					(19.8)
Other comprehensive income (loss)	(14.7)					(14.7)
Total comprehensive income (loss)	121.6
Stock-based compensation	7.2		7.2
Tax benefit from stock options exercised	(0.4)		(0.4)
Equity awards exercised/released	0.1		0.1
Dividends paid	(34.6)			(34.6)
Treasury stock retired		(0.5)	(3.5)		4
Balances at Mar. 31, 2009	(108.7)	219.2	22.7	(352.8)	0	2.2
Comprehensive income (loss):
Net (loss) income	(84.9)			(84.9)
Pension and post-retirement benefit adjustments	(0.2)					(0.2)
Unrealized gain on investments	1.2					1.2
Foreign currency translation gain (loss)	56					56
Other comprehensive income (loss)	57					57
Total comprehensive income (loss)	(27.9)
Stock-based compensation	7.7		7.7
Tax benefit from stock options exercised	0.9		0.9
Equity awards exercised/released	10.1	1.9	8.2
Balances at Mar. 31, 2010	(117.9)	221.1	39.5	(437.7)	0	59.2
Comprehensive income (loss):
Net (loss) income	(347)			(347)
Pension and post-retirement benefit adjustments	1.3					1.3
Unrealized gain on investments	1.3					1.3
Foreign currency translation gain (loss)	(6.6)					(6.6)
Other comprehensive income (loss)	(4)					(4)
Total comprehensive income (loss)	(351)
Stock-based compensation	9.1	0.7	8.4
Tax benefit from stock options exercised	0.4		0.4
Equity awards exercised/released	4.9	0.7	4.2
Balances at Mar. 31, 2011	$ (454.5)	$ 222.5	$ 52.5	$ (784.7)	$ 0	$ 55.2

Background and Basis of Presentation	12 Months Ended
Mar. 31, 2011
Background and Basis of Presentation [Abstract]
BACKGROUND AND BASIS OF PRESENTATION
1. BACKGROUND AND BASIS OF PRESENTATION

Nature of Operations
The Company manufactures and sells fibre cement building products for interior and exterior building construction applications primarily in the United States, Australia, New Zealand, the Philippines and Europe.

Background
On 21 August 2009, James Hardie Industries N.V. (“JHI NV”) shareholders approved a plan to transform the Company into a Societas Europaea (“SE”) and, subsequently, change its domicile from The Netherlands to Ireland. On 19 February 2010, the Company was transformed from a Dutch “NV” company to a Dutch “SE” company, and on 17 June 2010, the Company changed its registered corporate domicile from The Netherlands to Ireland and, in so doing, became an Irish “SE” company. The Company became an Irish tax resident on 29 June 2010 and operates under the name of James Hardie Industries SE (“JHI SE”).

Basis of Presentation
The consolidated financial statements represent the financial position, results of operations and cash flows of JHI SE and its wholly-owned subsidiaries and special purpose entity, collectively referred to as either the “Company” or “James Hardie” and “JHI SE”, together with its subsidiaries as of the time relevant to the applicable reference, the “James Hardie Group,” unless the context indicates otherwise.

Upon shareholder approval of the Amended and Restated Final Funding Agreement (as amended from time to time, the “AFFA”) on 7 February 2007, the Asbestos Injuries Compensation Fund (the “AICF”) was deemed a special purpose entity and, as such, it was consolidated with the results for JHI SE. See Note 2 and Note 11 for additional information.

Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2011
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2. SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation. The reclassifications do not impact shareholders’ deficit.

Accounting Principles
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The US dollar is used as the reporting currency. All subsidiaries and qualifying special purpose entities are consolidated and all significant intercompany transactions and balances are eliminated.

Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation
All assets and liabilities are translated into US dollars at current exchange rates while revenues and expenses are translated at average exchange rates in effect for the period. The effects of foreign currency translation adjustments are included directly in other comprehensive income in shareholders’ equity. Gains and losses arising from foreign currency transactions are recognised in income currently.

Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents relate to amounts subject to letters of credit with insurance companies which restrict the cash from use for general corporate purposes.

Inventories
Inventories are valued at the lower of cost or market. Cost is generally determined under the first-in, first-out method, except that the cost of raw materials and supplies is determined using actual or average costs. Cost includes the costs of materials, labour and applied factory overhead. On a regular basis, the Company evaluates its inventory balances for excess quantities and obsolescence by analysing demand, inventory on hand, sales levels and other information. Based on these evaluations, inventory costs are written down, if necessary.

Property, Plant and Equipment
Property, plant and equipment are stated at cost. Property, plant and equipment of businesses acquired are recorded at their estimated fair value at the date of acquisition. Depreciation of property, plant and equipment is computed using the straight-line method over the following estimated useful lives:

Years

Buildings	40
Building improvements	5 to 10
Manufacturing machinery	20
General equipment	5 to 10
Computer equipment, software, and software development	3 to 7
Office furniture and equipment	3 to 10

Impairment of Long-Lived Assets
Long-lived assets, such as property, plant and equipment, and purchased intangibles subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognised by the amount by which the carrying amount of the asset exceeds the fair value of the assets.

Environmental Remediation and Compliance Expenditures
Environmental remediation and Compliance expenditures that relate to current operations are expensed or capitalised, as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the costs can be reasonably estimated. Estimated liabilities are not discounted to present value. Generally, the timing of these accruals coincides with completion of a feasibility study or the Company’s commitment to a formal plan of action.

Revenue Recognition
The Company recognises revenue when the risks and obligations of ownership have been transferred to the customer, which generally occurs at the time of delivery to the customer. The Company records estimated reductions in sales for customer rebates and discounts including volume, promotional, cash and other discounts. Rebates and discounts are recorded based on management’s best estimate when products are sold. The estimates are based on historical experience for similar programs and products. Management reviews these rebates and discounts on an ongoing basis and the related accruals are adjusted, if necessary, as additional information becomes available.

Depreciation and Amortisation
The Company records depreciation and amortisation under both cost of goods sold and selling, general and administrative expenses, depending on the asset’s business use. All depreciation and amortisation related to plant building, machinery and equipment is recorded in cost of goods sold.

Advertising
The Company expenses the production costs of advertising the first time the advertising takes place. Advertising expense was US $7.9 million, US $9.1 million and US $9.9 million during the years ended 31 March 2011, 2010 and 2009, respectively.

Accrued Product Warranties
An accrual for estimated future warranty costs is recorded based on an analysis by the Company, which includes the historical relationship of warranty costs to installed product.

Income Taxes
The Company accounts for income taxes under the asset and liability method. Under this method, deferred income taxes are recognised by applying enacted statutory rates applicable to future years to differences between the tax bases and financial reporting amounts of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognised in income in the period that includes the enactment date. A valuation allowance is provided when it is more likely than not that all or some portion of deferred tax assets will not be realised. Interest and penalties related to uncertain tax positions are recognised in income tax expense.

Financial Instruments
The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements when the fair value is different from the carrying value of those financial instruments. When the fair value reasonably approximates the carrying value, no additional disclosure is made. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realise in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Periodically, interest rate swaps, commodity swaps and forward exchange contracts are used to manage market risks and reduce exposure resulting from fluctuations in interest rates, commodity prices and foreign currency exchange rates. Where such contracts are designated as, and are effective as, a hedge, changes in the fair value of derivative instruments designated as cash flow hedges are deferred and recorded in other comprehensive income. These deferred gains or losses are recognised in income when the transactions being hedged are recognised. The ineffective portion of these hedges is recognised in income currently. Changes in the fair value of derivative instruments designated as fair value hedges are recognised in income, as are changes in the fair value of the hedged item. Changes in the fair value of derivative instruments that are not designated as hedges for accounting purposes are recognised in income. The Company does not use derivatives for trading purposes.

Stock-based Compensation
The Company recognised stock-based compensation expense (included in selling, general and administrative expense) of US $11.3 million, US $9.3 million and US $7.2 million for the years ended 31 March 2011, 2010 and 2009, respectively. Included in stock-based compensation expense for the years ended 31 March 2011, 2010 and 2009 is an expense of US $2.2 million, US $1.6 million and nil, respectively, related to liability-classified awards.

Earnings Per Share
The Company discloses basic and diluted earnings per share (“EPS”). Basic EPS is calculated using net income divided by the weighted average number of common shares outstanding during the period. Diluted EPS is similar to basic EPS except that the weighted average number of common shares outstanding is increased to include the number of additional common shares calculated using the Treasury Method that would have been outstanding if the dilutive potential common shares, such as options, had been issued.

Accordingly, basic and dilutive common shares outstanding used in determining net (loss) income per share are as follows:

	Years Ended 31 March
(Millions of shares)	2011	2010	2009

Basic common shares outstanding	435.6	433.1	432.3
Dilutive effect of stock awards	–	–	2.2

Diluted common shares outstanding	435.6	433.1	434.5

(US dollars)	2011	2010	2009

Net (loss) income per share – basic	$(0.80)	$(0.20)	$0.32
Net (loss) income per share – diluted	$(0.80)	$(0.20)	$0.31

Potential common shares of 13.8 million, 13.7 million and 19.0 million for the years ended 31 March 2011, 2010 and 2009, respectively, have been excluded from the calculation of diluted common shares outstanding because the effect of their inclusion would be anti-dilutive.

Unless they are anti-dilutive, restricted stock units (“RSUs”) which vest solely based on continued employment are considered to be outstanding as of their issuance date for purposes of computing diluted EPS and are included in the calculation of diluted EPS using the Treasury Method. Once these RSUs vest, they are included in the basic EPS calculation on a weighted-average basis.

RSUs which vest based on performance or market conditions are considered contingent shares. At each reporting date prior to the end of the contingency period, the Company determines the number of contingently issuable shares to include in the diluted EPS, as the number of shares that would be issuable under the terms of the RSU arrangement, if the end of the reporting period were the end of the contingency period. Once these RSUs vest, they are included in the basic EPS calculation on a weighted-average basis.

Asbestos
At 31 March 2006, the Company recorded an asbestos provision based on the estimated economic impact of the Original Final Funding Agreement (“Original FFA”) entered into on 1 December 2005. The amount of the net asbestos provision of US $715.6 million was based on the terms of the Original FFA, which included an actuarial estimate prepared by KPMG Actuaries as of 31 March 2006 of the projected future cash outflows, undiscounted and uninflated, and the anticipated tax deduction arising from Australian legislation which came into force on 6 April 2006. The amount represented the net economic impact that the Company was prepared to assume as a result of its voluntary funding of the asbestos liability which was under negotiation with various parties.

In February 2007, the shareholders approved the AFFA entered into on 21 November 2006 to provide long-term funding to AICF, a special purpose fund that provides compensation for Australian-related personal injuries for which certain former subsidiary companies of James Hardie in Australia (being Amaca Pty Ltd (“Amaca”), Amaba Pty Ltd (“Amaba”) and ABN 60 Pty Limited (“ABN 60”) (collectively, the “Former James Hardie Companies”)) are found liable.

Amaca and Amaba separated from the James Hardie Group in February 2001. ABN 60 separated from the James Hardie Group in March 2003. Upon shareholder approval of the AFFA in February 2007, shares in the Former James Hardie Companies were transferred to the AICF. The AICF manages Australian asbestos-related personal injury claims made against the Former James Hardie Companies and makes compensation payments in respect of those proven claims.

AICF
In February 2007, the shareholders approved a proposal pursuant to which the Company provides long-term funding to the AICF. The Company owns 100% of James Hardie 117 Pty Ltd (the “Performing Subsidiary”) that funds the AICF subject to the provisions of the AFFA. The Company appoints three of the AICF directors and the NSW Government appoints two of the AICF directors.

Under the terms of the AFFA, the Performing Subsidiary has an obligation to make payments to the AICF on an annual basis, depending on the Company’s net operating cash flow. The amounts of these annual payments are dependent on several factors, including the Company’s free cash flow (as defined in the AFFA), actuarial estimations, actual claims paid, operating expenses of the AICF and the annual cash flow cap. JHI SE guarantees the Performing Subsidiary’s obligation. As a result, the Company considers it to be the primary beneficiary of the AICF.

The Company’s interest in the AICF is considered variable because the potential impact on the Company will vary based upon the annual actuarial assessments obtained by the AICF with respect to asbestos-related personal injury claims against the Former James Hardie Companies.

Although the Company has no legal ownership in the AICF, for financial reporting purposes, the Company consolidates the AICF due to its pecuniary and contractual interests in the AICF as a result of the funding arrangements outlined in the AFFA. The Company’s consolidation of the AICF resulted in a separate recognition of the asbestos liability and certain other items including the related Australian income tax benefit. Among other items, the Company recorded a deferred tax asset for the anticipated tax benefit related to asbestos liabilities and a corresponding increase in the asbestos liability. As stated in “Deferred Income Taxes” below, the Performing Subsidiary is able to claim a tax deduction for contributions to the asbestos fund. Since fiscal year 2007, the Company has classified the expense related to the increase of the asbestos liability as asbestos adjustments and the Company has classified the benefit related to the recording of the related deferred tax asset as an income tax benefit (expense) on its consolidated statements of operations.

For the year ended 31 March 2011, the Company did not provide financial or other support to the AICF that it was not previously contractually required to provide. Future funding of the AICF by the Company continues to be linked under the terms of the AFFA to the Company’s long-term financial success, specifically the Company’s ability to generate net operating cash flow.

The AICF has operating costs that are claims related and non-claims related. Claims related costs incurred by the AICF are treated as reductions in the accrued asbestos liability balances previously reflected in the consolidated balance sheets. Non-claims related operating costs incurred by the AICF are expensed as incurred in the line item Selling, general and administrative expenses in the consolidated statements of operations. The AICF earns interest on its cash and cash equivalents and on its short-term investments; these amounts are included in the line item Interest income in the consolidated statements of operations.

See Asbestos-Related Assets and Liabilities below and Note 11 for further details on the related assets and liabilities recorded in the Company’s consolidated balance sheet under the terms of the AFFA.

Asbestos-Related Assets and Liabilities
The Company has recorded on its consolidated balance sheets certain assets and liabilities under the terms of the AFFA. These items are Australian dollar-denominated and are subject to translation into US dollars at each reporting date. These assets and liabilities are referred to by the Company as Asbestos-Related Assets and Liabilities and include:

Asbestos Liability
The amount of the asbestos liability reflects the terms of the AFFA, which has been calculated by reference to (but is not exclusively based upon) the most recent actuarial estimate of projected future cash flows prepared by KPMG Actuarial. Based on their assumptions, they arrived at a range of possible total cash flows and proposed a central estimate which is intended to reflect an expected outcome. The Company views the central estimate as the basis for recording the asbestos liability in the Company’s financial statements, which under US GAAP, it considers the best estimate. The asbestos liability includes these cash flows as undiscounted and uninflated on the basis that it is inappropriate to discount or inflate future cash flows when the timing and amounts of such cash flows are not fixed or readily determinable.

Adjustments in the asbestos liability due to changes in the actuarial estimate of projected future cash flows and changes in the estimate of future operating costs of the AICF are reflected in the consolidated statements of operations during the period in which they occur. Claims paid by the AICF and claims-handling costs incurred by the AICF are treated as reductions in the accrued balances previously reflected in the consolidated balance sheets.

Insurance Receivable
There are various insurance policies and insurance companies with exposure to the asbestos claims. The insurance receivable determined by KPMG Actuarial reflects the recoveries expected from all such policies based on the expected pattern of claims against such policies less an allowance for credit risk based on credit agency ratings. The insurance receivable generally includes these cash flows as undiscounted and uninflated on the basis that it is inappropriate to discount or inflate future cash flows when the timing and amounts of such cash flows are not fixed or readily determinable. The Company records insurance receivables that are deemed probable of being realised.

Included in insurance receivable is US $10.8 million recorded on a discounted basis because the timing of the recoveries has been agreed with the insurer.

Adjustments in insurance receivable due to changes in the actuarial estimate, or changes in the Company’s assessment of recoverability are reflected in the consolidated statements of operations during the period in which they occur. Insurance recoveries are treated as a reduction in the insurance receivable balance.

Workers’ Compensation
Workers’ compensation claims are claims made by former employees of the Former James Hardie Companies. Such past, current and future reported claims were insured with various insurance companies and the various Australian State-based workers’ compensation schemes (collectively “workers’ compensation schemes or policies”). An estimate of the liability related to workers’ compensation claims is prepared by KPMG Actuarial as part of the annual actuarial assessment. This estimate contains two components, amounts that will be met by a workers’ compensation scheme or policy, and amounts that will be met by the Former James Hardie Companies.

The portion of the estimate that is expected to be met by the Former James Hardie Companies is included as part of the Asbestos Liability. Adjustments to this estimate are reflected in the consolidated statements of operations during the period in which they occur.

The portion of the estimate that is expected to be met by the workers’ compensation schemes or policies of the Former James Hardie Companies is recorded by the Company as a workers’ compensation liability. Since these amounts are expected to be paid by the workers’ compensation schemes or policies, the Company records an equivalent workers’ compensation receivable.

Adjustments to the workers’ compensation liability result in an equal adjustment in the workers’ compensation receivable recorded by the Company and have no effect on the consolidated statements of operations.

Asbestos-Related Research and Education Contributions
The Company agreed to fund asbestos-related research and education initiatives for a period of 10 years, beginning in fiscal year 2007. The liabilities related to these agreements are included in “Other Liabilities” on the consolidated balance sheets.

Restricted Cash and Cash Equivalents
Cash and cash equivalents of the AICF are reflected as restricted assets, as the use of these assets is restricted to the settlement of asbestos claims and payment of the operating costs of the AICF. The Company classifies these amounts as a current asset on the face of the consolidated balance sheet since they are highly liquid.

Restricted Short-Term Investments
Short-term investments consist of highly liquid investments held in the custody of major financial institutions. All short-term investments are classified as available for sale and are recorded at market value using the specific identification method. Unrealised gains and losses on the market value of these investments are included as a separate component of accumulated other comprehensive income. Realised gains and losses on short-term investments are recognised in Other Income on the consolidated statement of operations.

AICF – Other Assets and Liabilities
Other assets and liabilities of the AICF, including fixed assets, trade receivables and payables are included on the consolidated balance sheets under the appropriate captions and their use is restricted to the operations of the AICF.

Deferred Income Taxes
The Performing Subsidiary is able to claim a tax deduction for its contributions to the AICF over a five-year period from the date of contribution. Consequently, a deferred tax asset has been recognised equivalent to the anticipated tax benefit over the life of the AFFA. The current portion of the deferred tax asset represents Australian tax benefits that will be available to the Company during the subsequent twelve months.

Adjustments are made to the deferred income tax asset as adjustments to the asbestos-related assets and liabilities are recorded.

Foreign Currency Translation
The asbestos-related assets and liabilities are denominated in Australian dollars and thus the reported values of these asbestos-related assets and liabilities in the Company’s consolidated balance sheets in US dollars are subject to adjustment depending on the closing exchange rate between the two currencies at the balance sheet date. The effect of foreign exchange rate movements between these currencies is included in Asbestos Adjustments in the consolidated statements of operations.

Recent Accounting Pronouncements
In January 2010, the FASB issued ASU No. 2010-06, which requires new fair value disclosures pertaining to significant transfers in and out of Level 1 and Level 2 fair value measurements and the reasons for the transfers and activity. For Level 3 fair value measurements, purchases, sales, issuances and settlements must be reported on a gross basis. Further, additional disclosures are required by class of assets or liabilities, as well as inputs used to measure fair value and valuation techniques. ASU No. 2010-06 is effective for interim and annual reporting periods beginning after 15 December 2009, except for the disclosures about purchases, sales, issuances and settlements on a gross basis, which is effective for fiscal years beginning after 15 December 2010. The adoption of the effective portions of this ASU did not result in a material impact on the Company’s consolidated financial position, results of operations or cash flows. The Company does not anticipate that the adoption of the remaining portions of this ASU will result in a material impact to its reported consolidated financial position, results of operations or cash flows.

In April 2010, the FASB issued ASU No. 2010-13, which provides additional guidance concerning the classification of an employee share-based payment award with an exercise price denominated in the currency of a market in which the underlying equity security trades. This update clarifies that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity securities trades should not be considered to contain a condition that is not a market, performance or service condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The amendments included in this update do not expand the recurring disclosure requirements already in effect. The amendments in this update are effective for fiscal years and interim periods beginning on or after 15 December 2010. The adoption of this ASU did not result in a material impact on the Company’s reported consolidated financial position, results of operations or cash flows.

Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2011
Cash and Cash Equivalents, at Carrying Value [Abstract]
CASH AND CASH EQUIVALENTS
3. CASH AND CASH EQUIVALENTS

Cash and cash equivalents include amounts on deposit in banks and cash invested temporarily in various highly liquid financial instruments with original maturities of three months or less when acquired.

Cash and cash equivalents consist of the following components:

	31 March
(Millions of US dollars)	2011	2010

Cash at bank and on hand	$9.5	$13.1
Short-term deposits	9.1	6.1

Total cash and cash equivalents	$18.6	$19.2

Restricted Cash	12 Months Ended
Mar. 31, 2011
Restricted Cash and Cash Equivalents [Abstract]
RESTRICTED CASH
4. RESTRICTED CASH

Included in restricted cash and cash equivalents is US $5.3 million related to an insurance policy at 31 March 2011 and 2010, which restricts the cash from use for general corporate purposes.

Accounts and Other Receivables	12 Months Ended
Mar. 31, 2011
Accounts and Other Receivables [Abstract]
ACCOUNTS AND OTHER RECEIVABLES

5. ACCOUNTS AND OTHER RECEIVABLES

Accounts and other receivables consist of the following components:

	31 March
(Millions of US dollars)	2011	2010

Trade receivables	$118.3	$122.8
Other receivables and advances	22.5	34.5
Allowance for doubtful accounts	(2.7)	(2.3)

Total accounts and other receivables	$138.1	$155.0

The collectability of accounts receivable, consisting mainly of trade receivables, is reviewed on an ongoing basis. An allowance for doubtful accounts is provided for known and estimated bad debts by analysing specific customer accounts and assessing the risk of uncollectability based on insolvency, disputes or other collection issues.

The following are changes in the allowance for doubtful accounts:

	31 March
(Millions of US dollars)	2011	2010

Balance at beginning of period	$2.3	$1.4
Charged to expense	0.4	0.9

Balance at end of period	$2.7	$2.3

Inventories	12 Months Ended
Mar. 31, 2011
Inventories [Abstract]
INVENTORIES
6. INVENTORIES

Inventories consist of the following components:

	31 March
(Millions of US dollars)	2011	2010

Finished goods	$104.5	$99.8
Work-in-process	5.9	4.8
Raw materials and supplies	57.3	52.0
Provision for obsolete finished goods and raw materials	(6.2)	(7.5)

Total inventories	$161.5	$149.1

Property, Plant and Equipment	12 Months Ended
Mar. 31, 2011
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
7. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following components:

			Machinery
			and	Construction
(Millions of US dollars)	Land	Buildings	Equipment	In Progress[1]	Total

Balance at 31 March 2009:
Cost	18.0	201.6	826.2	51.6	1,097.4
Accumulated depreciation	–	(47.3)	(349.3)	–	(396.6)

Net book value	$18.0	$154.3	$476.9	$51.6	$700.8

Changes in net book value:
Capital expenditures	0.1	3.6	30.0	16.8	50.5
Depreciation	–	(9.7)	(52.0)	–	(61.7)
Other movements	–	–	20.7	(20.7)	–
Foreign currency translation adjustments	–	–	21.0	–	21.0

Total changes	0.1	(6.1)	19.7	(3.9)	9.8

Balance at 31 March 2010:
Cost	$18.1	$205.2	$897.9	$47.7	$1,168.9
Accumulated depreciation	–	(57.0)	(401.3)	–	(458.3)

Net book value	18.1	148.2	496.6	47.7	710.6

Changes in net book value:
Capital expenditures	0.2	4.4	58.9	(13.2)	50.3
Retirements and sales	–	–	(0.7)	–	(0.7)
Depreciation	–	(9.5)	(53.4)	–	(62.9)
Foreign currency translation adjustments	–	–	10.4	–	10.4

Total changes	0.2	(5.1)	15.2	(13.2)	(2.9)

Balance at 31 March 2011:
Cost	18.3	209.6	966.5	34.5	1,228.9
Accumulated depreciation	–	(66.5)	(454.7)	–	(521.2)

Net book value	$18.3	$143.1	$511.8	$34.5	$707.7

[1]	Construction in progress consists of plant expansions and upgrades.

Depreciation expense for the year ended 31 March 2011 was US $62.9 million. Included in property, plant and equipment are restricted assets of the AICF with a net book value of US $2.4 million and US $2.3 million as of 31 March 2011 and 2010.

Accounts Payable and Accrued Liabilities	12 Months Ended
Mar. 31, 2011
Accounts Payable and Accrued Liabilities [Abstract]
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
8. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consist of the following components:

	31 March
(Millions of US dollars)	2011	2010

Trade creditors	$57.7	$71.3
Other creditors and accruals	48.7	29.6
Total accounts payable and accrued liabilities	$106.4	$100.9

Long-Term Debt	12 Months Ended
Mar. 31, 2011
Long-Term Debt [Abstract]
LONG-TERM DEBT

9. LONG-TERM DEBT

At 31 March 2011, the Company’s credit facilities consisted of:

	Effective	Total	Principal
Description	Interest Rate	Facility	Drawn

(US $ millions)
Term facilities, can be drawn in US $, variable interest rates based on LIBOR plus margin, can be repaid and redrawn until September 2012	–	$50.0	$–
Term facilities, can be drawn in US $, variable interest rates based on LIBOR plus margin, can be repaid and redrawn until December 2012	–	130.0	–
Term facilities, can be drawn in US $, variable interest rates based on LIBOR plus margin, can be repaid and redrawn until February 2013	1.02%	90.0	59.0
Term facilities, can be drawn in US $, variable interest rates based on LIBOR plus margin, can be repaid and redrawn until February 2014	–	50.0	–

Total		$320.0	$59.0

The weighted average fixed interest rate on the Company’s interest rate swap contracts is set forth in Note 12. The weighted average interest rate on the Company’s total debt was 1.02% and 0.92% at 31 March 2011 and 2010, respectively, and the weighted average term of all debt facilities is 1.9 years at 31 March 2011.

On 16 June 2010, US $161.7 million of the Company’s term facilities matured, which included US $95.0 million of term facilities that were outstanding at 31 March 2010. The Company did not refinance these facilities. Accordingly, amounts outstanding under these facilities were repaid by using longer-term facilities.

The Company replaced term facilities in the amount of US $45.0 million that matured in February 2011 with new term facilities totaling US $100.0 million. These facilities became available to the Company in February 2011. US $50.0 million of these facilities mature in September 2012 and US $50.0 million of these facilities mature in February 2014. At 31 March 2011, no amounts were outstanding under these new term facilities.

For all facilities, the interest rate is calculated two business days prior to the commencement of each draw-down period based on the US $ London Interbank Offered Rate (“LIBOR”) plus the margins of individual lenders and is payable at the end of each draw-down period. At 31 March 2011, there was US $59.0 million drawn under the combined facilities and US $261.0 million was unutilised and available.

At 31 March 2011, the Company was in compliance with all restrictive debt covenants contained in its credit facility agreements. Under the most restrictive of these covenants, the Company (i) is required to maintain certain ratios of indebtedness to equity which do not exceed certain maximums, excluding assets, liabilities and other balance sheet items of the AICF, Amaba, Amaca, ABN 60 and Marlew Mining Pty Limited, (ii) must maintain a minimum level of net worth, excluding assets, liabilities and other balance sheet items of the AICF; for these purposes “net worth” means the sum of the par value (or value stated in the books of the James Hardie Group) of the capital stock (but excluding treasury stock and capital stock subscribed or unissued) of the James Hardie Group, the paid in capital and retained earnings of the James Hardie Group and the aggregate amount of provisions made by the James Hardie Group for asbestos related liabilities, in each case, as such amounts would be shown in the consolidated balance sheet of the James Hardie Group if Amaba, Amaca, ABN 60 and Marlew Mining Pty Limited were not accounted for as subsidiaries of the Company, (iii) must meet or exceed a minimum ratio of earnings before interest and taxes to net interest charges, excluding all income, expense and other profit and loss statement impacts of the AICF, Amaba, Amaca, ABN 60 and Marlew Mining Pty Limited, and (iv) must ensure that no more than 35% of Free Cash Flow (as defined in the AFFA) in any given Financial Year is contributed to the AICF on the payment dates under the AFFA in the next following Financial Year. The limit does not apply to payments of interest to the AICF. Such limits are consistent with the contractual liabilities of the Performing Subsidiary and the Company under the AFFA.

Product Warranties	12 Months Ended
Mar. 31, 2011
Product Warranties [Abstract]
PRODUCT WARRANTIES
10. PRODUCT WARRANTIES

The Company offers various warranties on its products, including a 30-year limited warranty on certain of its fibre cement siding products in the United States. A typical warranty program requires the Company to replace defective products within a specified time period from the date of sale. The Company records an estimate for future warranty related costs based on a trend analysis of actual historical warranty costs as they relate to sales. Based on this analysis and other factors, the adequacy of the Company’s warranty provisions is adjusted as necessary. While the Company’s warranty costs have historically been within its calculated estimates, it is possible that future warranty costs could differ from those estimates.

Additionally, the Company includes in its accrual for product warranties amounts for a Class Action Settlement Agreement (the “Settlement Agreement”) related to its previous roofing products, which are no longer manufactured in the United States. On 14 February 2002, the Company signed the Settlement Agreement for all product, warranty and property related liability claims associated with these previously manufactured roofing products. These products were removed from the marketplace between 1995 and 1998 in areas where there had been any alleged problems. The total amount included in the product warranty provision relating to the Settlement Agreement is US $0.9 million and US $1.2 million as of 31 March 2011 and 2010, respectively.

The following are the changes in the product warranty provision:

	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

Balance at beginning of period	$24.9	$24.9	17.7
Accruals for product warranties	9.1	8.1	14.6
Settlements made in cash or in kind	(7.8)	(8.4)	(7.1)
Foreign currency translation adjustments	–	0.3	(0.3)

Balance at end of period	$26.2	$24.9	$24.9

Asbestos	12 Months Ended
Mar. 31, 2011
Asbestos [Abstract]
ASBESTOS

11.	ASBESTOS

The AFFA was approved by shareholders in February 2007 to provide long-term funding to the AICF. The accounting policies utilised by the Company to account for the AFFA are described in Note 2.

Asbestos Adjustments
The asbestos adjustments included in the consolidated statements of operations comprise the following:

	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

Change in estimates:
Change in actuarial estimate – asbestos liability	$9.8	$(3.8)	$(180.9)
Change in actuarial estimate – insurance receivable	(0.5)	1.9	19.8
Change in estimate – AICF claims-handling costs	12.2	(1.4)	(1.2)

Subtotal – Change in estimates	21.5	(3.3)	(162.3)
(Loss) gain on foreign currency exchange	(107.3)	(220.9)	179.7

Total Asbestos Adjustments	$(85.8)	$(224.2)	$17.4

Asbestos-Related Assets and Liabilities
Under the terms of the AFFA, the Company has included on its consolidated balance sheets certain asbestos-related assets and liabilities. These amounts are detailed in the table below, and the net total of these asbestos-related assets and liabilities is referred to by the Company as the “Net AFFA Liability.”

	31 March
(Millions of US dollars)	2011	2010

Asbestos liability – current	$(111.1)	$(106.7)
Asbestos liability – non-current	(1,587.0)	(1,512.5)

Asbestos liability – Total	(1,698.1)	(1,619.2)
Insurance receivable – current	13.7	16.7
Insurance receivable – non-current	188.6	185.1

Insurance receivable – Total	202.3	201.8
Workers’ compensation asset – current	0.3	0.1
Workers’ compensation asset – non-current	90.4	98.8
Workers’ compensation liability – current	(0.3)	(0.1)
Workers’ compensation liability – non-current	(90.4)	(98.8)

Workers’ compensation – Total	–	–
Deferred income taxes – current	10.5	16.4
Deferred income taxes – non-current	451.4	420.0

Deferred income taxes – Total	461.9	436.4
Income tax payable	18.6	16.5
Other net liabilities	(1.3)	(1.7)

Net Amended FFA liability	(1,016.6)	(966.2)
Restricted cash and cash equivalents and restricted short-term investment assets of the AICF	61.9	57.8

Unfunded Net Amended FFA liability	$(954.7)	$(908.4)

On 1 July 2010, the Company contributed US $63.7 million to the AICF in accordance with the terms of the AFFA.

Asbestos Liability
The amount of the asbestos liability reflects the terms of the AFFA, which has been calculated by reference to (but is not exclusively based upon) the most recent actuarial estimate of the projected future asbestos-related cash flows prepared by KPMG Actuarial. The asbestos liability also includes an allowance for the future claims-handling costs of the AICF. The Company receives an updated actuarial estimate as of 31 March each year. The last actuarial assessment was performed as of 31 March 2011.

The changes in the asbestos liability for the year ended 31 March 2011 are detailed in the table below:

	A $	A $ to US $	US $
(Millions of US dollars)	Millions	rate	Millions

Asbestos liability – 31 March 2010	(1,768.0)	1.0919	(1,619.2)
Asbestos claims paid[1]	100.6	1.0584	95.0
AICF claims-handling costs incurred[1]	3.0	1.0584	2.8
Change in actuarial estimate[2]	9.5	0.9676	9.8
Change in estimate of AICF claims-handling costs[2]	11.8	0.9676	12.2
Loss on foreign currency exchange			(198.7)

Asbestos liability – 31 March 2011	(1,643.1)	0.9676	(1,698.1)

Insurance Receivable – Asbestos
The changes in the insurance receivable for the year ended 31 March 2011 are detailed in the table below:

	A $	A $ to US $	US $
(Millions of US dollars)	Millions	rate	Millions

Insurance receivable – 31 March 2010	220.3	1.0919	201.8
Insurance recoveries[1]	(24.1)	1.0584	(22.9)
Change in actuarial estimate[2]	(0.5)	0.9676	(0.5)
Gain on foreign currency exchange			23.9

Insurance receivable – 31 March 2011	195.7	0.9676	202.3

Deferred Income Taxes – Asbestos
The changes in the deferred income taxes – asbestos for the year ended 31 March 2011 are detailed in the table below:

	A $	A $ to US $	US $
(Millions of US dollars)	Millions	rate	Millions

Deferred tax assets – 31 March 2010	476.5	1.0919	436.4
Amounts offset against income tax payable[1]	(22.3)	1.0584	(21.1)
AICF earnings[1]	(7.3)	1.0584	(6.9)
Gain on foreign currency exchange			53.5

Deferred tax assets – 31 March 2011	446.9	0.9676	461.9

[1]	The average exchange rate for the period is used to convert the Australian dollar amount to US dollars based on the assumption that these transactions occurred evenly throughout the period.

[2]	The spot exchange rate at 31 March 2011 is used to convert the Australian dollar amount to US dollars as the adjustment to the estimate was made on that date.

Income Taxes Payable
A portion of the deferred income tax asset is applied against the Company’s income tax payable. At 31 March 2011 and 2010, this amount was US $21.1 million and US $15.3 million, respectively. During the year ended 31 March 2011, there was a US $2.1 million unfavourable effect of foreign currency exchange.

Other Net Liabilities
Other net liabilities include a provision for asbestos-related education and medical research contributions of US $2.5 million and US $2.6 million at 31 March 2011 and 2010, respectively. Also included in other net liabilities are the other assets and liabilities of the AICF including trade receivables, prepayments, fixed assets, trade payables and accruals.

These other assets and liabilities of the AICF were a net asset of US $1.3 million and US $0.9 million at 31 March 2011 and 2010, respectively. During the year ended 31 March 2011, there was a US $0.1 million net favourable effect of foreign currency exchange on these other assets and liabilities.

Restricted Cash and Short-term Investments of the AICF
Cash and cash equivalents and short-term investments of the AICF are reflected as restricted assets as these assets are restricted for use in the settlement of asbestos claims and payment of the operating costs of the AICF.

At 31 March 2011, the Company revalued the AICF’s short-term investments available-for-sale resulting in a positive mark-to-market fair value adjustment of US $1.3 million. This appreciation in the value of the investments was recorded as an unrealised gain in Other Comprehensive Income.

The changes in the restricted cash and short-term investments of the AICF for the year ended 31 March 2011 are detailed in the table below:

	A $	A $ to US $	US $
(Millions of US dollars)	Millions	rate	Millions

Restricted cash and cash equivalents and restricted short-term investments – 31 March 2010	63.1	1.0919	57.8
Asbestos claims paid[1]	(100.6)	1.0584	(95.0)
Payments received in accordance with AFFA[2]	72.8	1.1430	63.7
AICF operating costs paid – claims-handling[1]	(2.9)	1.0584	(2.8)
AICF operating costs paid – non claims-handling[1]	(2.3)	1.0584	(2.2)
Insurance recoveries[1]	24.1	1.0584	22.9
Interest and investment income[1]	4.5	1.0584	4.3
Unrealised gain on investments[1]	1.4	1.0584	1.3
Other[1]	(0.2)	1.0584	(0.1)
Gain on foreign currency exchange			12.0

Restricted cash and cash equivalents and restricted short-term investments – 31 March 2011	59.9	0.9676	61.9

[1]	The average exchange rate for the period is used to convert the Australian dollar amount to US dollars based on the assumption that these transactions occurred evenly throughout the period.

[2]	The spot exchange rate on the date of payment is used to convert the Australian dollar amount to US dollars.

Actuarial Study; Claims Estimate
The AICF commissioned an updated actuarial study of potential asbestos-related liabilities as of 31 March 2011. Based on KPMG Actuarial’s assumptions, KPMG Actuarial arrived at a range of possible total cash flows and proposed a central estimate which is intended to reflect an expected outcome. The Company views the central estimate as the basis for recording the asbestos liability in the Company’s financial statements, which under US GAAP, it considers the best estimate. Based on the results of these studies, it is estimated that the discounted (but inflated) value of the central estimate for claims against the Former James Hardie Companies was approximately A $1.5 billion (US $1.5 billion). The undiscounted (but inflated) value of the central estimate of the asbestos-related liabilities of Amaca and Amaba as determined by KPMG Actuarial was approximately A $2.7 billion (US $2.8 billion). Actual liabilities of those companies for such claims could vary, perhaps materially, from the central estimate described above. The asbestos liability includes projected future cash flows as undiscounted and uninflated on the basis that it is inappropriate to discount or inflate future cash flows when the timing and amounts of such cash flows is not fixed or readily determinable.

The asbestos liability has been revised to reflect the most recent actuarial estimate prepared by KPMG Actuarial as of 31 March 2011 and to adjust for payments made to claimants during the year then ended.

In estimating the potential financial exposure, KPMG Actuarial made assumptions related to the total number of claims which were reasonably estimated to be asserted through 2074, the typical cost of settlement (which is sensitive to, among other factors, the industry in which a plaintiff claims exposure, the alleged disease type and the jurisdiction in which the action is brought), the legal costs incurred in the litigation of such claims, the rate of receipt of claims, the settlement strategy in dealing with outstanding claims and the timing of settlements.

Due to inherent uncertainties in the legal and medical environment, the number and timing of future claim notifications and settlements, the recoverability of claims against insurance contracts, and estimates of future trends in average claim awards, as well as the extent to which the above named entities will contribute to the overall settlements, the actual amount of liability could differ materially from that which is currently projected.

The potential range of costs as estimated by KPMG Actuarial is affected by a number of variables such as nil settlement rates (where no settlement is payable by the Former James Hardie Companies because the claim settlement is borne by other asbestos defendants (other than the former James Hardie subsidiaries) which are held liable), peak year of claims, past history of claims numbers, average settlement rates, past history of Australian asbestos-related medical injuries, current number of claims, average defence and plaintiff legal costs, base wage inflation and superimposed inflation. The potential range of losses disclosed includes both asserted and unasserted claims. While no assurances can be provided, the Company believes that it is likely to be able to partially recover losses from various insurance carriers. As of 31 March 2011, KPMG Actuarial’s undiscounted (but inflated) central estimate of asbestos-related liabilities was A $2.7 billion (US $2.8 billion). This undiscounted (but inflated) central estimate is net of expected insurance recoveries of A $388.1 million (US $401.1 million) after making a general credit risk allowance for insurance carriers for A $58.6 million (US $60.6 million) and an allowance for A $56.3 million (US $58.2 million) of “by claim” or subrogation recoveries from other third parties. The Company has not netted the insurance receivable against the asbestos liability on its consolidated balance sheets.

A sensitivity analysis has been performed to determine how the actuarial estimates would change if certain assumptions (i.e., the rate of inflation and superimposed inflation, the average costs of claims and legal fees, and the projected numbers of claims) were different from the assumptions used to determine the central estimates. This analysis shows that the discounted (but inflated) central estimates could be in a range of A $1.0 billion (US $1.0 billion) to A $2.3 billion (US $2.4 billion). The undiscounted (but inflated) estimates could be in a range of A $1.7 billion (US $1.8 billion) to A $4.6 billion (US $4.8 billion) as of 31 March 2011. The actual cost of the liabilities could be outside of that range depending on the results of actual experience relative to the assumptions made. One of the critical assumptions is the estimated peak year of mesothelioma disease claims which is targeted for 2010/2011. Potential variation in this estimate has an impact much greater than the other sensitivities. If the peak year occurs five years later, in 2015/2016, the discounted central estimate could increase by approximately 50%.

Claims Data
The AICF provides compensation payments for Australian asbestos-related personal injury claims against the Former James Hardie Companies. The claims data in this section are reflective of these Australian asbestos-related personal injury claims against the Former James Hardie Companies.

The following table shows the activity related to the numbers of open claims, new claims and closed claims during each of the past five years and the average settlement per settled claim and case closed:

	For the Years Ended 31 March
	2011		2010		2009		2008		2007

Number of open claims at beginning of period		529		534		523		490		564
Number of new claims		494		535		607		552		463
Number of closed claims		459		540		596		519		537
Number of open claims at end of period		564		529		534		523		490
Average settlement amount per settled claim	A $	204,366	A $	190,627	A $	190,638	A $	147,349	A $	166,164
Average settlement amount per case closed	A $	173,199	A $	171,917	A $	168,248	A $	126,340	A $	128,723
Average settlement amount per settled claim	US $	193,090	US $	162,250	US $	151,300	US $	128,096	US $	127,163
Average settlement amount per case closed	US $	163,642	US $	146,325	US $	133,530	US $	109,832	US $	98,510

Under the terms of the AFFA, the Company has obtained rights of access to actuarial information produced for the AICF by the actuary appointed by the AICF (the “Approved Actuary”). The Company’s future disclosures with respect to claims statistics are subject to it obtaining such information from the Approved Actuary. The Company has had no general right (and has not obtained any right under the AFFA) to audit or otherwise require independent verification of such information or the methodologies to be adopted by the Approved Actuary. As such, the Company will need to rely on the accuracy and completeness of the information and analysis of the Approved Actuary when making future disclosures with respect to claims statistics.

AICF – NSW Government Secured Loan Facility
On 9 December 2010, the AICF, Amaca, Amaba and ABN 60 (together, the “Obligors”) entered into a secured standby loan facility and related agreements (the “Facility”) with The State of New South Wales, Australia (“NSW”) whereby the AICF may borrow, subject to certain conditions, up to an aggregate amount of A $320.0 million (US $330.7 million, based on the exchange rate at 31 March 2011).

The amount available to be drawn depends on the value of the insurance policies benefiting the Obligors and may be adjusted upward or downward, subject to a ceiling of A $320.0 million. At 31 March 2011, the discounted value of insurance policies was A $177.3 million (US $183.2 million, based on the exchange rate at 31 March 2011).

In accordance with the terms of the Facility, drawings under the Facility may only be used by the AICF to fund the payment of asbestos claims and certain operating and legal costs of the Obligors. The amount available to be drawn is subject to periodic review by NSW. The Facility is available to be drawn up to the tenth anniversary of signing and must be repaid on or by 1 November 2030.

Interest accrues daily on amounts outstanding. Interest is calculated based on a 365-day year and is payable monthly. The AICF may, at its discretion, elect to capitalise interest payable on amounts outstanding under the Facility on the date interest becomes due and payable. In addition, if the AICF does not pay interest on a due date, it is taken to have elected to capitalise the interest.

NSW will borrow up to 50% of the amount made available under the Facility from the Commonwealth of Australia (“Commonwealth”).

To the extent that NSW’s source of funding the Facility is from the Commonwealth, the interest rate on the Facility is calculated by reference to the cost of NSW’s borrowings from the Commonwealth for that purpose, being calculated with reference to the Commonwealth Treasury fixed coupon bond rate for a period determined as appropriate by the Commonwealth.

In summary, to the extent that NSW’s source of funding is not from the Commonwealth, the interest rate on drawings under the Facility is calculated as (i) during the period to (but excluding) 1 May 2020, a yield percent per annum calculated at the time of the first drawdown of the Facility by reference to the NSW Treasury Corporation’s 6% 1/05/2020 Benchmark Bonds, (ii) during the period after 1 May 2020, a yield percent per annum calculated by reference to NSW Treasury Corporation bonds on issue at that time and maturing in 2030, or (iii) in any case, if the relevant bonds are not on issue, a yield percent per annum in respect of such other source of funding for the Facility determined by the NSW Government in good faith to be used to replace those bonds, including any guarantee fee payable to the Commonwealth in respect of the bonds (where the bonds are guaranteed by the Commonwealth) or other source of funding.

Under the Facility, Amaca, Amaba and ABN 60 each guarantee the payment of amounts owed by the AICF and the AICF’s performance of its obligations under the Facility. Each Obligor has granted a security interest in certain property including cash accounts, proceeds from insurance claims, payments remitted by the Company to the AICF and contractual rights under certain documents including the AFFA. Each Obligor may not deal with the secured property until all amounts outstanding under the Facility are paid, except as permitted under the terms of the security interest.

Under the terms of the Facility, each Obligor must, upon receipt of proceeds from insurance claims and payments remitted by the Company under the AFFA, apply all of such proceeds in repayment of amounts owing under the Facility. NSW may, at its sole discretion, waive or postpone (in such manner and for such period as it determines) the requirement for the Obligors to apply proceeds of insurance claims and payments remitted by the Company to repay amounts owed under the Facility to ensure the AICF has sufficient liquidity to meet its future cash flow needs.

The Obligors are subject to certain operating covenants under the Facility and the terms of the security interest, including, without limitation, (i) positive covenants relating to providing corporate reporting documents, providing particular notifications and complying with the terms of the AFFA, and (ii) negative covenants restricting them from voiding, canceling, settling, or adversely affecting existing insurance policies, disposing of assets and granting security to secure any other financial indebtedness, other than in accordance with the terms and conditions of the Facility.

Upon an event of default, NSW may cancel the commitment and declare all amounts outstanding as immediately due and payable. The events of default include, without limitation, failure to pay or repay amounts due in accordance with the Facility, breach of covenants, misrepresentation, cross default by an obligor and an adverse judgment (other than a personal asbestos or Marlew claim) against an Obligor.

The term of the Facility expires on 1 November 2030. At that time, all amounts outstanding under the Facility become due and payable. As of 19 May 2011, all substantive conditions precedent to drawdown of the facility have been satisfied with only procedural matters remaining. There are no amounts outstanding under the Facility. Further, from the time of signing through 19 May 2011, there have not been any drawings on the Facility by the Obligors.

Any drawings, repayments, or payments of accrued interest under the Facility by the AICF do not impact the Company’s net operating cash flow, as defined in the AFFA, on which annual contributions remitted by the Company to the AICF are based. James Hardie Industries SE and its wholly-owned subsidiaries are not a party to, guarantor of, or security provider in respect of the Facility.

Fair Value Measurements	12 Months Ended
Mar. 31, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

12.	FAIR VALUE MEASUREMENTS

Assets and liabilities of the Company that are carried at fair value are classified in one of the following three categories:

Level 1	Quoted market prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date;

Level 2	Observable market-based inputs or unobservable inputs that are corroborated by market data for the asset or liability at the measurement date;

Level 3	Unobservable inputs that are not corroborated by market data used when there is minimal market activity for the asset or liability at the measurement date.

Fair value measurements of assets and liabilities are assigned a level within the fair value hierarchy based on the lowest level of any input that is significant to the fair value measurement in its entirety.

The Company’s financial instruments consist primarily of cash and cash equivalents, restricted cash and cash equivalents, restricted short-term investments, trade receivables, trade payables, debt and interest rate swaps.

Cash and cash equivalents, Restricted cash and cash equivalents, Trade receivables and Trade payables – These items are recorded in the financial statements at historical cost. The historical cost basis for these amounts is estimated to approximate their respective fair values due to the short maturity of these instruments.

Restricted short-term investments – Restricted short-term investments are recorded in the financial statements at fair value. The fair value of restricted short-term investments is based on quoted market prices. Changes in fair value are recorded as other comprehensive income and included as a component in shareholders’ deficit. Restricted short-term investments are held and managed by the AICF and are reported at their fair value. At 31 March 2009, the Company determined that these investments were other-than-temporarily impaired due to the economic environment, the length of time the fair value of the assets were less than cost and the extent of the discount of the fair vale compared to the cost of the assets. Accordingly, for the year ended 31 March 2009, the Company recognised an other-than-temporary impairment charge on these investments of US $14.8 million within Other Expense. The Company recorded an unrealised gain on these restricted short-term investments of US $1.3 million for the year ended 31 March 2011. This unrealised gain is included as a separate component of accumulated other comprehensive income.

Debt – Debt is generally recorded in the financial statements at historical cost. The carrying value of debt provided under the Company’s credit facilities approximates fair value since the interest rates charged under these credit facilities are tied directly to market rates and fluctuate as market rates change.

Interest Rate Swaps — Interest rate swaps are recorded in the financial statements at fair value. Changes in fair value are recorded in the statement of operations in Other Income. At 31 March 2011, the Company had interest rate swap contracts with a total notional principal of US $200.0 million. For all of these interest rate swap contracts, the Company has agreed to pay fixed interest rates while receiving a floating interest rate. The purpose of holding these interest rate swap contracts is to protect against upward movements in US $ LIBOR and the associated interest the Company pays on its external credit facilities.

The fair value of interest rate swap contracts is calculated based on the fixed rate, notional principal, settlement date and present value of the future cash inflows and outflows based on the terms of the agreement and the future floating interest rates as determined by a future interest rate yield curve. The model used to value the interest rate swap contracts is based upon well recognised financial principles, and interest rate yield curves can be validated through readily observable data by external sources. Although readily observable data is used in the valuations, different valuation methodologies could have an effect on the estimated fair value. Accordingly, the interest rate swap contracts are categorised as Level 2.

At 31 March 2011, the weighted average fixed interest rate of these contracts is 2.4% and the weighted average remaining life is 2.6 years. These contracts have a fair value of US $6.1 million, which is included in Accounts Payable. For the year ended 31 March 2011, the Company included in Other Income an unrealised loss on interest rate swaps of US $3.8 million. Included in Interest Expense is a realised loss on settlements of interest rate swap contracts of US $3.9 million for the year ended 31 March 2011.

The following table sets forth by level within the fair value hierarchy, the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis at 31 March 2011 according to the valuation techniques the Company used to determine their fair values.

		Fair Value Measurements
	Fair Value at	Using Inputs Considered as

(Millions of US Dollars)	31 March 2011	Level 1	Level 2	Level 3

Assets
Cash and cash equivalents	$18.6	$18.6	$–	$–
Restricted cash and cash equivalents	61.4	61.4	–	–
Restricted short-term investments	5.8	5.8	–	–

Total Assets	$85.8	$85.8	$–	$–

Liabilities
Interest rate swap contracts included in Accounts Payable	6.1	–	6.1	–

Total Liabilities	$6.1	$–	$6.1	$–

Commitment and Contingencies	12 Months Ended
Mar. 31, 2011
Commitment and Contingencies [Abstract]
COMMITMENT AND CONTINGENCIES
13. COMMITMENT AND CONTINGENCIES

The Company is involved from time to time in various legal proceedings and administrative actions incidental or related to the normal conduct of its business, including litigation concerning its products. Although it is impossible to predict the outcome of any pending legal proceeding, management believes that such proceedings and actions should not, except as it relates to asbestos, the Australian Securities and Investments Commission (“ASIC”) proceedings, the matters described in the Environmental and Legal section below, the amended assessment from the Australian Taxation Office (“ATO”) and income taxes as described in these financial statements, individually or in the aggregate, have a material adverse effect on its consolidated financial position, results of operations or cash flows.

ASIC Proceedings
In February 2007, the Australian Securities and Investments Commission (“ASIC”) commenced civil proceedings in the Supreme Court of New South Wales against the Company, ABN 60 and ten then-present or former officers and directors of the James Hardie Group. While the subject matter of the allegations varied between individual defendants, the allegations against the Company were confined to alleged contraventions of provisions of the Australian Corporations Act/Law relating to continuous disclosure and engaging in misleading or deceptive conduct in respect of a security. The Company defended each of the allegations made by ASIC and the orders sought against it in the proceedings, as did the former directors and officers of the Company.

The proceedings commenced on 29 September 2008 before his Honour Justice Gzell. On 23 April 2009, Justice Gzell issued judgment against the Company and the ten former officers and directors of the Company.

All defendants other than two lodged appeals against Justice Gzell’s judgments, and ASIC responded by lodging cross appeals against the appellants. The appeals lodged by the former directors and officers were heard in April 2010 and the appeal lodged by the Company was heard in May 2010.

On 30 September 2010, the Company entered into agreements with third parties and subsequently received payment for US $10.3 million relating to the costs of the ASIC proceedings for certain former officers. These recoveries are reflected as a reduction to selling, general and administrative expenses for the year ended 31 March 2011. The Company notes that other recoveries may be available resulting from repayments by third parties, including former directors and officers, in accordance with the terms of their indemnities.

On 17 December 2010, the New South Wales Court of Appeal dismissed the Company’s appeal against Justice Gzell’s judgment and ASIC’s cross appeal and ordered that the Company pay 90% of the costs incurred by ASIC in respect of the Company’s appeal. The Court of Appeal also allowed the appeals brought by the non-executive directors, dismissed ASIC’s related cross-appeals, and ordered ASIC to pay the non-executive directors costs of the proceedings and the appeals. The Court of Appeal allowed the appeals and cross appeals in respect of certain former officers in part and reserved certain matters for further submissions. On 6 May 2011, the Court of Appeal rendered judgment in the exoneration, penalty and cost matter for certain former officers in which it varied certain orders made at first instance and ordered that there be no order as to the costs of the appeals of the certain former officers and ASIC’s related cross-appeals.

The amount of the costs the Company may be required to pay to ASIC following the Court of Appeal judgments is contingent on a number of factors, which include, without limitation, whether such costs (including the costs orders in ASIC’s favour against us in the first instance hearing, which orders were not disturbed by the Court of Appeal) are reasonable having regard to the issues pursued in the case by ASIC against us, the associated legal work undertaken specifically in respect of those issues (as distinct from the legal costs of a previous claim and related order against us that was withdrawn by ASIC in September 2008 just prior to the commencement of the first instance trial, the legal costs incurred by ASIC in connection with similar or overlapping claims against other parties in the first instance or appeal proceedings and the successful interlocutory appeal by the Company against ASIC during the course of the first instance hearing), the number of legal practitioners involved in such legal work and their applicable fee rates.

In light of the uncertainty surrounding the amount of such costs, the Company has not recorded any provision for these costs at 31 March 2011.

ASIC subsequently filed applications for special leave to appeal to the High Court appealing from the Court of Appeals judgment in favour of the former directors’ appeals and a former officer. Certain former officers have also filed special leave applications to the High Court. The Company did not file application for special leave to the High Court. The High Court granted ASIC’s applications for special leave on 13 May 2011. The High Court also granted the special leave applications for one of the former officers, and the other former officer withdrew his application.

As with the first instance proceedings, the Company will pay a portion of the costs of bringing and defending appeals, with the remaining costs being met by third parties, including former directors and executives, in accordance with the terms of their applicable indemnities. Losses and expenses arising from the ASIC proceedings could have a material adverse effect on our financial position, liquidity, results of operations and cash flows. It is our policy to expense legal costs as incurred.

Environmental and Legal
The operations of the Company, like those of other companies engaged in similar businesses, are subject to a number of laws and regulations on air and water quality, waste handling and disposal. The Company’s policy is to accrue for environmental costs when it is determined that it is probable that an obligation exists and the amount can be reasonably estimated.

In addition, the Company is involved from time to time in various legal proceedings and administrative actions concerning the Company’s operations and products, including putative class action lawsuits. With respect to asserted claims, the Company believes it has made adequate provision on its consolidated balance sheet as of 31 March 2011 for asserted claims that are reasonably estimable. Although it is reasonably possible that the Company could experience an unexpected increase in the cost of asserted claims and may be subject to new asserted claims in the future, the Company is unable to estimate an amount or range of loss in relation to such matters. Management is of the opinion that, based on information presently known, the liability for such matters should not have a material adverse effect on either the Company’s consolidated financial position, results of operations or cash flows.

Operating Leases
As the lessee, the Company principally enters into property, building and equipment leases. The following are future minimum lease payments for non-cancellable operating leases having a remaining term in excess of one year at 31 March 2011:

Years ending 31 March	(Millions of US dollars):

2012	$18.0
2013	16.5
2014	15.6
2015	15.1
2016	14.0
Thereafter	24.6

Total	$103.8

Rental expense amounted to US $15.3 million, US $13.2 million and US $14.5 million for the years ended 31 March 2011, 2010 and 2009, respectively.

Capital Commitments
Commitments for the acquisition of plant and equipment and other purchase obligations contracted for but not recognised as liabilities and generally payable within one year, were US $0.6 million at 31 March 2011.

Australian Taxation Office-Amended Assessment	12 Months Ended
Mar. 31, 2011
Australian Taxation Office-Amended Assessment [Abstract]
AUSTRALIAN TAXATION OFFICE - AMENDED ASSESSMENT
14. AUSTRALIAN TAXATION OFFICE – AMENDED ASSESSMENT

In March 2006, RCI Pty Ltd (“RCI”), a wholly-owned subsidiary of the Company, received an amended assessment from the Australian Taxation Office (“ATO”) with respect to RCI’s income tax return for the year ended 31 March 1999. The amended assessment related to the amount of net capital gains arising as a result of an internal corporate restructure carried out in 1998 and was issued pursuant to the discretion granted to the Commissioner of Taxation under Part IVA of the Income Tax Assessment Act 1936. The amended assessment issued to RCI was for a total of A $412.0 million. However, after subsequent remissions of general interest charges (“GIC”) by the ATO the total was changed to A $368.0 million, comprising primary tax after allowable credits, penalties, and GIC.

During fiscal year 2007 RCI agreed with the ATO that in accordance with the ATO Receivable Policy, RCI would pay 50% of the total amended assessment being A $184.0 million (US $152.5 million), and provide a guarantee from James Hardie Industries SE (formerly James Hardie Industries N.V.) in favour of the ATO for the remaining unpaid 50% of the amended assessment, pending outcome of the appeal of the amended assessment. RCI also agreed to pay GIC accruing on the unpaid balance of the amended assessment in arrears on a quarterly basis.

The ATO conceded that RCI has a reasonably arguable position that the amount of net capital gains arising as a result of the corporate restructure carried out in 1998 was reported correctly in the fiscal year 1999 tax return and that Part IVA does not apply.

On 30 May 2007, the ATO issued a Notice of Decision disallowing RCI’s objection to the amended assessment (“Objection Decision”). On 11 July 2007, RCI filed an application appealing the Objection Decision and the matter was heard before the Federal Court of Australia in September 2009.

On 1 September 2010, the Federal Court of Australia dismissed RCI’s appeal.

Prior to the Federal Court’s decision on RCI’s appeal, the Company believed it was more-likely-than-not that the tax position reported in RCI’s tax return for the 1999 fiscal year would be upheld on appeal. As a result, until 31 August 2010, the Company treated the payment of 50% of the amended assessment, GIC and interest accrued on amounts paid to the ATO with respect to the amended assessment as a deposit on its consolidated balance sheet.

As a result of the Federal Court’s decision, the Company re-assessed its tax position with respect to the amended assessment and concluded that the ’more-likely-than-not’ recognition threshold as prescribed by US GAAP was no longer met. Accordingly, with effect from 1 September 2010, the Company removed the deposit with the ATO from its consolidated balance sheet and recognised an expense of US $345.2 million (A $388.0 million) on its consolidated statement of operations, which did not result in a cash outflow for the year ended ended 31 March 2011. In addition, the Company recognised an uncertain tax position of US $190.4 million (A $184.3 million) on its consolidated balance sheet relating to the unpaid portion of the amended assessment.

RCI strongly disputes the amended assessment and is pursuing an appeal of the Federal Court’s judgment. RCI’s appeal was heard from 16 May 2011 to 18 May 2011 before the Full Court of the Federal Court of Australia. Judgment has been reserved.

With effect from 1 September 2010, the Company has expensed payments of GIC to the ATO as incurred. The Company will continue to expense GIC as incurred until RCI ultimately prevails on the matter or the remaining outstanding balance of the amended assessment is paid.

The ATO was awarded costs in connection with RCI’s appeal of the objection decision to the Federal Court of Australia. The Company has made a provision for such costs within other non-current liabilities on the Company’s consolidated balance sheet at 31 March 2011.

Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

15. INCOME TAXES

Income tax expense includes income taxes currently payable and those deferred because of temporary differences between the financial statement and tax bases of assets and liabilities. Income tax (expense) benefit consists of the following components:

	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

Income (loss) from operations before income taxes:
Domestic[1]	$66.5	$12.8	$24.6
Foreign	30.1	(31.5)	131.2

Total income (loss) before income taxes	$96.6	$(18.7)	$155.8

Income tax (expense) benefit:
Current:
Domestic[1]	$(15.6)	$0.6	$(0.1)
Foreign	(447.4)	(137.7)	37.4

Current income tax (expense) benefit	(463.0)	(137.1)	37.3

Deferred:
Domestic[1]	(22.2)	(0.9)	(0.1)
Foreign	41.6	71.8	(56.7)

Deferred income tax benefit (expense)	19.4	70.9	(56.8)

Total income tax expense	$(443.6)	$(66.2)	$(19.5)

[1]	Since JHI SE became an Irish parent holding company during fiscal year 2011, domestic represents both Ireland and The Netherlands for fiscal year 2011. For fiscal years 2010 and 2009, domestic represents The Netherlands.

Income tax (expense) benefit computed at the statutory rates represents taxes on income applicable to all jurisdictions in which the Company conducts business, calculated at the statutory income tax rate in each jurisdiction multiplied by the pre-tax income attributable to that jurisdiction.

Income tax (expense) benefit is reconciled to the tax at the statutory rates as follows:

	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

Income tax (expense) benefit at statutory tax rates	$(18.3)	$8.3	$(47.0)
US state income taxes, net of the federal benefit	(1.7)	(3.7)	(2.9)
Asbestos – effect of foreign exchange	(31.7)	(66.4)	51.2
Benefit from Dutch financial risk reserve regime	–	3.2	1.8
Expenses not deductible	(4.0)	(3.7)	(7.8)
Non-assessable items	–	2.0	1.6
Income (losses) not available for carryforward	0.7	(0.6)	(4.1)
Repatriation of foreign earnings	(32.6)	–	–
Change in reserves	(0.2)	(2.2)	(13.4)
Amortisation of intangibles	(5.9)	–	–
Taxes on foreign income	(2.0)	(1.6)	(2.7)
State amended returns and audit	–	(2.2)	3.0
Tax assessment in dispute	(349.1)	–	–
Other permanent items	1.2	0.7	0.8

Total income tax expense	$ (443.6)	$ (66.2)	$ (19.5)

Effective tax rate	-459.2%	354.0%	12.5%

Deferred tax balances consist of the following components:

	31 March
(Millions of US dollars)	2011	2010

Deferred tax assets:
Asbestos liability	$461.9	$436.6
Other provisions and accruals	35.7	37.4
Net operating loss carryforwards	32.5	9.9
Capital loss carryforwards	34.3	30.4
Prepayments	–	2.8
Other	–	0.2

Total deferred tax assets	564.4	517.3

Valuation allowance	(43.1)	(39.2)

Total deferred tax assets, net of valuation allowance	521.3	478.1

Deferred tax liabilities:
Depreciable and amortisable assets	(114.9)	(115.7)
Accrued interest income	–	(12.0)
Foreign currency movements	–	(0.3)
Unremitted earnings	(32.6)	–
Other	(4.2)	–

Total deferred tax liabilities	(151.7)	(128.0)

Net deferred tax assets	$369.6	$350.1

The Company establishes a valuation allowance against a deferred tax asset if it is more likely than not that some portion or all of the deferred tax asset will not be realised. The Company has established a valuation allowance pertaining to all of its Australian and European capital loss carry-forwards. The valuation allowance increased by US $3.9 million during fiscal year 2011 due to foreign currency movements.

At 31 March 2011, the Company had Australian and Irish tax loss carry-forwards of approximately US $47.1 million and US $23.6 million, respectively, that will never expire. The Company has a US tax loss carry-forward of US $18.7 million that will expire in 2031.

At 31 March 2011, the Company had US $114.3 million in Australian capital loss carry-forwards which will never expire. At 31 March 2011, the Company had a 100% valuation allowance against the Australian capital loss carry-forwards.

At 31 March 2011, the Company had European tax loss carry-forwards of approximately US $33.3 million that are available to offset future taxable income, of which US $24.0 million will never expire. Carry-forwards of US $9.4 million will expire in fiscal years 2014 through 2019. At 31 March 2011, the Company had a 100% valuation allowance against the European tax loss carry-forwards.

In determining the need for and the amount of a valuation allowance in respect of the Company’s asbestos related deferred tax asset, management reviewed the relevant empirical evidence, including the current and past core earnings of the Australian business and forecast earnings of the Australian business considering current trends. Although realisation of the deferred tax asset will occur over the life of the AFFA, which extends beyond the forecast period for the Australian business, Australia provides an unlimited carry-forward period for tax losses. Based upon managements’ review, the Company believes that it is more likely than not that the Company will realise its asbestos related deferred tax asset and that no valuation allowance is necessary as of 31 March 2011. In the future, based on review of the empirical evidence by management at that time, if management determines that realisation of its asbestos related deferred tax asset is not more likely than not, the Company may need to provide a valuation allowance to reduce the carrying value of the asbestos related deferred tax asset to its realisable value.

At 31 March 2011, the undistributed earnings of non-Irish subsidiaries approximated US $930.5 million. Subsequent to 31 March 2011, the Company adopted a plan to reorganise its subsidiary holding company structure. As a result, the Company has recognised deferred taxes of US $32.6 million on undistributed earnings of its US subsidiaries, as it intends to remit US earnings as part of the Company’s plan. At 31 March 2011, the undistributed earnings of US subsidiaries approximated US $651.4 million. Except as noted above, the Company intends to indefinitely reinvest its undistributed earnings of other non-Irish subsidiaries and has not provided for taxes that would be payable upon remittance of those earnings. The amount of the potential deferred tax liability related to undistributed earnings is impracticable to determine at this time.

The Company is subject to ongoing reviews by taxing jurisdictions on various tax matters, including challenges to various positions the Company asserts on its income tax returns. The Company accrues for tax contingencies based upon its best estimate of the taxes ultimately expected to be paid, which it updates over time as more information becomes available. Such amounts are included in taxes payable or other non-current liabilities, as appropriate. If the Company ultimately determines that payment of these amounts is unnecessary, the Company reverses the liability and recognises a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company records additional tax expense in the period in which it determines that the recorded tax liability is less than the ultimate assessment it expects.

In fiscal years 2011, 2010 and 2009, the Company recorded an income tax expense of nil, US $2.2 million, and an income tax benefit of US $3.0 million, respectively, as a result of the finalisation of certain tax audits (whereby certain matters were settled), the expiration of the statute of limitations related to certain tax positions and adjustments to income tax balances based on the filing of amended income tax returns, which give rise to the benefit recorded by the Company.

The Company or its subsidiaries files income tax returns in various jurisdictions including the United States, The Netherlands, Australia, the Philippines and Ireland. The Company is no longer subject to US federal examinations by US Internal Revenue Service (“IRS”) for tax years prior to tax year 2008. The Company is no longer subject to examinations by The Netherlands tax authority, for tax years prior to tax year 2005. The Company is no longer subject to Australian federal examinations by the Australian Taxation Office (“ATO”) for tax years prior to tax year 2007.

In connection with the Company’s re-domicile from The Netherlands to Ireland, the Company became an Irish tax resident on 29 June 2010. While the Company was domiciled in The Netherlands, the Company derived significant tax benefits under the US-Netherlands tax treaty. The treaty was amended during fiscal year 2005 and became effective for the Company on 1 February 2006. The amended treaty provided, among other things, requirements that the Company must meet for the Company to qualify for treaty benefits and its effective income tax rate. During fiscal year 2006, the Company made changes to its organisational and operational structure to satisfy the requirements of the amended treaty and believes that it was in compliance and qualified for treaty benefits while the Company was domiciled in The Netherlands. However, if during a subsequent tax audit or related process, the Internal Revenue Service (“IRS”) determines that these changes did not meet the requirements, the Company may not qualify for treaty benefits and its effective income tax rate could significantly increase beginning in the fiscal year that such determination is made, and it could be liable for taxes owed for calendar year 2008 and subsequent periods in which the Company was domiciled in The Netherlands.

The Company believes that it is more likely than not that it was in compliance and should qualify for treaty benefits for calendar year 2008 and subsequent periods in which the Company was domiciled in The Netherlands. Therefore, the Company believes that the requirements for recording a liability have not been met and therefore it has not recorded any liability at 31 March 2011.

ATO Settlement
As announced on 12 December 2008, the Company and the ATO reached an agreement that finalised tax audits being conducted by the ATO on the Company’s Australian income tax returns for the years ended 31 March 2002 and 31 March 2004 through 31 March 2006 and settled all outstanding issues arising from these tax audits. With the exception of the assessment in respect of RCI for the 1999 financial year, the settlement concluded ATO audit activities for all years prior to the year ended 31 March 2007.

The agreed settlement, made without concessions or admissions of liability by either the Company or the ATO, required the Company to pay an amount of US $101.6 million (A $153.0 million) in December 2008.

Dutch Exit Tax
In connection with implementing Stage 1 of the Company’s proposal to re-domicile its corporate seat from The Netherlands to Ireland, the Company incurred a tax liability that arose from: (i) a capital gain on the transfer of its intellectual property from The Netherlands to a newly-formed James Hardie entity and (ii) the exit from the Dutch Financial Risk Reserve regime.

The Dutch Tax Authority (the “DTA”) reviewed the Company’s assessed fair value of the intellectual property as performed by a third party valuation firm. Based on the DTA’s review, the Company incurred a capital gain and Dutch tax liability, which has been deferred and included in non-current Other Assets, net of amortisation, on the Company’s consolidated balance sheet as of 31 March 2011 and is being amortised on a straight-line basis over the remaining useful life of the intellectual property.

Unrecognised Tax Benefits
A reconciliation of the beginning and ending amount of unrecognised tax benefits and interest and penalties are as follows:

	Unrecognised	Interest and
(US $ millions)	tax benefits	Penalties

Balance at 1 April 2008	$61.9	$47.0
Additions for tax positions of the current year	1.7	–
Additions (deletions) for tax positions of prior year	37.3	(14.3)
Settlements paid during the current period	(72.0)	(39.6)
Foreign currency translation adjustment	(16.6)	(9.1)

Balance at 31 March 2009	$12.3	$(16.0)
Additions for tax positions of the current year	1.2	–
Additions (deletions) for tax positions of prior year	4.4	(4.1)
Other reductions for the tax positions of prior periods	(10.2)	(0.6)
Foreign currency translation adjustment	–	(6.2)

Balance at 31 March 2010	$7.7	$(26.9)
Additions for tax positions of the current year	0.1	–
Additions for tax positions of prior year	153.3	195.8
Other reductions for the tax positions of prior periods	(0.4)	(0.2)
Foreign currency translation adjustment	24.8	27.6

Balance at 31 March 2011	$185.5	$196.3

As of 31 March 2011, the total amount of unrecognised tax benefits and the total amount of interest and penalties accrued related to unrecognised tax benefits that, if recognised, would affect the effective tax rate is US $185.5 million and US $196.3 million, respectively.

The Company recognises penalties and interest accrued related to unrecognised tax benefits in income tax expense. During the year ended 31 March 2011 and 2010, the total amount of interest and penalties recognised in tax expense was an expense of US $195.6 million and a benefit of US $4.7 million, respectively.

Except for the liability associated with the ATO amended assessment as disclosed in Note 14, the liabilities associated with uncertain tax benefits are included in other non-current liabilities on the Company’s consolidated balance sheet.

A number of years may lapse before an uncertain tax position is audited and ultimately settled. It is difficult to predict the ultimate outcome or the timing of resolution for uncertain tax positions. It is reasonably possible that the amount of unrecognised tax benefits could significantly increase or decrease within the next twelve months. These changes could result from the settlement of ongoing litigation, the completion of ongoing examinations, the expiration of the statute of limitations, or other circumstances. At this time, an estimate of the range of the reasonably possible change cannot be made.

Stock-Based Compensation	12 Months Ended
Mar. 31, 2011
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION
16. STOCK-BASED COMPENSATION

At 31 March 2011, the Company had the following equity award plans: the Executive Share Purchase Plan; the JHI SE 2001 Equity Incentive Plan and the Long-Term Incentive Plan 2006 as amended in 2008.

Compensation expense arising from equity-based award grants as estimated using pricing models was US $9.1 million, US $7.7 million and US $7.2 million for the years ended 31 March 2011, 2010 and 2009, respectively. As of 31 March 2011, the unrecorded deferred stock-based compensation related to equity awards was US $9.8 million after estimated forfeitures and will be recognised over an estimated weighted average amortisation period of 2.5 years.

JHI SE 2001 Equity Incentive Plan
Under the JHI SE 2001 Equity Incentive Plan (the “2001 Equity Incentive Plan”), the Company can grant equity awards in the form of nonqualified stock options, performance awards, restricted stock grants, stock appreciation rights, dividend equivalent rights, phantom stock or other stock-based benefits such as restricted stock units. The 2001 Equity Incentive Plan was approved by the Company’s shareholders and the Joint Board subject to implementation of the consummation of the 2001 Reorganisation. The Company is authorised to issue 45,077,100 shares under the 2001 Equity Incentive Plan.

Under the 2001 Equity Incentive Plan, grants have been made at fair market value to management and other employees of the Company. Each option confers the right to subscribe for one ordinary share in the capital of JHI SE. The options may be exercised as follows: 25% after the first year; 25% after the second year; and 50% after the third year. All unexercised options expire 10 years from the date of issue or 90 days after the employee ceases to be employed by the Company.

As set out in the plan rules, the exercise prices and the number of shares available on exercise may be adjusted on the occurrence of certain events, including new issues, share splits, rights issues and capital reconstructions.

Under the 2001 Equity Incentive Plan, the Company granted 348,426 and 278,569 restricted stock units to its employees in the years ended 31 March 2011 and 2010, respectively. These restricted shares may not be sold, transferred, assigned, pledged or otherwise encumbered so long as such shares remain restricted. The Company determines the conditions or restrictions of any restricted stock awards, which may include requirements of continued employment, individual performance or the Company’s financial performance or other criteria. At 31 March 2011, there were 854,409 restricted stock units outstanding under this plan.

Long-Term Incentive Plan
At the 2006 Annual General Meeting, the Company’s shareholders approved the establishment of a Long-Term Incentive Plan (“LTIP”) to provide incentives to certain members of senior management (“Executives”). The shareholders also approved, in accordance with certain LTIP rules, the issue of options in the Company to Executives of the Company. At the Company’s 2008 Annual General Meeting, the shareholders amended the LTIP to also allow restricted stock units to be granted under the LTIP.

In November 2006 and August 2007, 1,132,000 and 1,016,000 options were granted to Executives, respectively, under the LTIP. The vesting of these equity awards are subject to ‘performance hurdles’ as outlined in the LTIP rules. Unexercised options expire 10 years from the date of issue unless an Executive ceases employment with the Company.

The Company granted the following restricted stock units under the LTIP:

Restricted
Stock Units
Grant Date	Granted

15 September 2008	1,023,865
17 December 2008	545,757
29 May 2009	1,066,595
15 September 2009	522,000
11 December 2009	181,656
7 June 2010	807,457
15 September 2010	951,194

5,098,524

These restricted stock units may not be sold, transferred, assigned, pledged or otherwise encumbered so long as such shares remain restricted. The Company determines the conditions or restrictions of any restricted stock awards, which may include requirements of continued employment, individual performance or the Company’s financial performance or other criteria. Restricted stock units expire on exercise, vesting or as set out in the LTIP rules.

At 31 March 2011, there were 1,937,000 options and 4,257,686 restricted stock units outstanding under this plan.

Stock Options
The Company estimates the fair value of each stock option on the date of grant using either the Black-Scholes option-pricing model or a binomial lattice model that incorporates a Monte Carlo Simulation (the “Monte Carlo method”). The Company’s stock based-compensation expense is the estimated fair value of options granted over the periods in which the stock options vest. There were no stock options granted during the years ended 31 March 2011, 2010 and 2009.

The following table summarises the Company’s stock options available for grant and the activity in the Company’s outstanding options during the noted period:

		Outstanding Options
			Weighted Average
	Shares Available for Grant	Number	Exercise Price (A $)

Balance at 31 March 2009	23,747,833	18,272,928	7.28
Exercised		(2,058,275)	5.51
Forfeited		(1,770,215)	7.97
Forfeitures available for re-grant	1,540,215

Balance at 31 March 2010	25,288,048	14,444,438	7.44

Exercised		(530,984)	5.19
Forfeited		(2,558,159)	8.10
Forfeitures available for re-grant	1,468,159

Balance at 31 March 2011	26,756,207	11,355,295	7.40

The total intrinsic value of stock options exercised was A $0.6 million, A $4.7 million and nil for the years ended 31 March 2011, 2010 and 2009, respectively.

Windfall tax benefits realised in the United States from stock options exercised and included in cash flows from financing activities in the consolidated statements of cash flows were US $0.4 million, US $0.9 million and nil for the years ended 31 March 2011, 2010 and 2009, respectively.

The following table summarises outstanding and exercisable options under both the 2001 Equity Incentive Plan and the LTIP as of 31 March 2011:

Options Outstanding					Options Exercisable
		Weighted	Weighted			Weighted
		Average	Average	Aggregate		Average	Aggregate
Exercise		Remaining	Exercise	Intrinsic		Exercise	Intrinsic
Price (A $)	Number	Life (in Years)	Price (A $)	Value	Number	Price (A $)	Value (A $)

5.06	100,673	0.7	5.06	104,700	100,673	5.06	104,700
5.99	1,321,250	3.7	5.99	145,337	1,321,250	5.99	145,337
6.30	93,000	3.9	6.30	–	93,000	6.30	–
6.38	2,250,317	6.7	6.38	–	2,250,317	6.38	–
6.45	723,500	1.7	6.45	–	723,500	6.45	–
7.05	1,534,250	2.7	7.05	–	1,534,250	7.05	–
7.83	1,016,000	6.4	7.83	–	794,680	7.83	–
8.40	2,402,205	5.7	8.40	–	2,225,805	8.40	–
8.90	1,899,100	4.7	8.90	–	1,899,100	8.90	–
9.50	15,000	4.9	9.50	–	15,000	9.50	–

Total	11,355,295	4.8	7.40	250,037	10,957,575	7.38	250,037

The aggregate intrinsic value in the preceding table represents the total pre-tax intrinsic value based on stock options with an exercise price less than the Company’s closing stock price of A $6.10 as of 31 March 2011, which would have been received by the option holders had those option holders exercised their options as of that date.

Restricted Stock
The Company estimates the fair value of restricted stock units on the date of grant and recognises this estimated fair value as compensation expense over the periods in which the restricted stock vests.

The following table summarises the Company’s restricted stock activity during the noted period:

		Weighted Average
		Fair Value at Grant
	Shares	Date (A $)

Non-vested at 31 March 2009	2,991,061	3.95
Granted	2,048,820	5.38
Vested	(208,884)	3.85
Forfeited	(94,276)	4.32

Non-vested at 31 March 2010	4,736,721	4.57
Granted	2,107,077	5.85
Vested	(970,793)	4.94
Forfeited	(760,910)	5.15

Non-vested at 31 March 2011	5,112,095	4.94

Restricted Stock – service vesting
The Company granted restricted stock units with a service vesting condition to employees as follows:

Grant Date	Equity Award Plan	Restricted Stock Units Granted

17 June 2008	2001 Equity Incentive Plan	698,440
15 September 2008	Long-Term Incentive Plan	201,324
17 December 2008	2001 Equity Incentive Plan	992,271
29 May 2009	Long-Term Incentive Plan	1,066,595
7 December 2009	2001 Equity Incentive Plan	278,569
7 December 2010	2001 Equity Incentive Plan	348,426

		3,585,625

The fair value of each restricted stock unit (service vesting) is equal to the market value of the Company’s common stock on the date of grant, adjusted for the fair value of dividends as the restricted stock holder is not entitled to dividends over the vesting period.

Restricted Stock – performance vesting
The Company issued 807,457 restricted stock units with a performance vesting condition under the LTIP to senior executives of the Company for the year ended 31 March 2011. The vesting of the restricted stock units is deferred for two years and the amount of restricted stock units that will vest at that time is dependent on the scorecard rating of the award recipient. The scorecard reflects a number of key qualitative and quantitative performance objectives and the outcomes the Board expects to see achieved at the end of the vesting period.

When the scorecard is applied at the conclusion of fiscal year 2012, the award recipients may receive all, some, or none of their awards. The scorecard can only be applied by the Board to exercise discretion at the percentage of restricted stock units that will vest. The scorecard may not be applied to enhance the maximum award that was originally granted to the award recipient.

The fair value of each restricted stock unit (performance vesting) is adjusted for changes in JHI SE’s common stock price at each balance sheet date until the scorecard is applied at the conclusion of fiscal year 2012.

Restricted Stock – market condition
Under the terms of the LTIP, the Company granted 951,194 and 703,656 restricted stock units (market condition) to members of the Company’s Managing Board and senior managers during the years ended 31 March 2011 and 2010, respectively. The vesting of these restricted stock units is subject to a market condition as outlined in the LITP rules.

The fair value of each of these restricted stock units (market condition) granted under the LTIP is estimated using a binomial lattice model that incorporates a Monte Carlo Simulation (the “Monte Carlo method”).

The following table includes the assumptions used for restricted stock grants (market condition) valued during the years ended 31 March 2011 and 2010:

Date of grant	15 Sep 2010	11 Dec 2009	15 Sep 2009

Expected volatility	50.6%	49.9%	42.1%
Risk free interest rate	1.5%	2.1%	2.5%
Expected life in years	3.0	3.0	3.0
JHX stock price at grant date (A $)	5.94	8.20	7.04
Number of restricted stock units	951,194	181,656	522,000

Scorecard LTI – Cash Settled Units
Under the terms of the LTIP, the Company granted awards equivalent to 821,459 and 1,089,265 Scorecard LTI units during the years ended 31 March 2011 and 2010, respectively, that provide recipients a cash incentive based on JHI SE’s common stock price on the vesting date. The vesting of awards is measured on individual performance conditions based on certain performance measures. Compensation expense recognised for awards are based on the fair market value of JHI SE’s common stock on the date of grant and recorded as a liability. The liability is adjusted for subsequent changes in JHI SE’s common stock price at each balance sheet date.

Cash Settled Units
The Company granted 450 and 35,741 cash settled units (service vesting) to employees during the years ended 31 March 2011 and 2010, respectively, under the 2001 Equity Incentive Plan. Compensation expense recognised for awards are based on the fair market value of JHI SE’s common stock on the date of grant and recorded as a liability. The liability is adjusted for subsequent changes in JHI SE’s common stock price at each balance sheet date.

The total compensation cost related to liability classified awards for the years ended 31 March 2011 and 2010 was US $2.2 million and US $1.6 million, respectively.

Operating Segment Information and Concentrations of Risk	12 Months Ended
Mar. 31, 2011
Operating Segment Information and Concentrations of Risk [Abstract]
OPERATING SEGMENT INFORMATION AND CONCENTRATIONS OF RISK
17. OPERATING SEGMENT INFORMATION AND CONCENTRATIONS OF RISK

The Company has reported its operating segment information in the format that the operating segment information is available to and evaluated by the Company’s management team. USA and Europe Fibre Cement manufactures fibre cement interior linings, exterior siding products and related accessories in the United States; these products are sold in the United States, Canada and Europe. Asia Pacific Fibre Cement includes all fibre cement manufactured in Australia, New Zealand and the Philippines and sold in Australia, New Zealand, Asia, the Middle East (Israel, Kuwait, Qatar and United Arab Emirates), and various Pacific Islands. Research and Development represents the cost incurred by the research and development centres.

The Company’s operating segments are strategic operating units that are managed separately due to their different products and/or geographical location. On 1 April 2008, the Company realigned its operating segments by combining the previously reported segments of USA Fibre Cement and Other into one operating segment, USA and Europe Fibre Cement. On 22 May 2008, the Company ceased operation of its pipe business in the United States.

Operating Segments
The following are the Company’s operating segments and geographical information:

	Net Sales to Customers[1]
	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

USA & Europe Fibre Cement	$814.0	$828.1	$929.3
Asia Pacific Fibre Cement	353.0	296.5	273.3

Worldwide total	$1,167.0	$1,124.6	$1,202.6

	Income (Loss) Before Income Taxes
	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

USA & Europe Fibre Cement[2]	$160.3	$208.5	$199.3
Asia Pacific Fibre Cement[2]	79.4	58.7	47.1
Research and Development[2]	(20.1)	(19.0)	(18.9)

Segments total	219.6	248.2	227.5
General Corporate[3]	(114.9)	(269.2)	(53.9)

Total operating income (loss)	104.7	(21.0)	173.6
Net interest expense[4]	(4.4)	(4.0)	(3.0)
Other (expense) income	(3.7)	6.3	(14.8)

Worldwide total	$96.6	$(18.7)	$155.8

	Total Identifiable Assets
	31 March
(Millions of US dollars)	2011	2010

USA & Europe Fibre Cement	$752.0	$780.8
Asia Pacific Fibre Cement	235.0	216.9
Research and Development	14.4	14.2

Segments total	1,001.4	1,011.9
General Corporate[5,6]	959.2	1,166.9

Worldwide total	$1,960.6	$2,178.8

	Net Sales to Customers[1]
	Years Ended 31 March
(Millions of US dollars)	2011	2010	2009

USA	$789.2	$808.9	$912.2
Australia	266.4	214.3	193.2
New Zealand	52.9	50.6	50.0
Other Countries	58.5	50.8	47.2

Worldwide total	$1,167.0	$1,124.6	$1,202.6

	Total Identifiable Assets
	31 March
(Millions of US dollars)	2011	2010

USA	$752.1	$783.6
Australia	155.5	131.6
New Zealand	45.8	49.8
Other Countries	48.0	46.9

Segments total	1,001.4	1,011.9
General Corporate[5,6]	959.2	1,166.9

Worldwide total	$1,960.6	$2,178.8

[1]	Export sales and inter-segmental sales are not significant.

[2]	Research and development costs of US $9.7 million, US $10.4 million and US $8.0 million in fiscal years 2011, 2010 and 2009, respectively, were expensed in the USA and Europe Fibre Cement segment. Research and development costs of US $1.4 million, US $1.0 million and US $1.2 million in fiscal years 2011, 2010 and 2009, respectively, were expensed in the Asia Pacific Fibre Cement segment. Research and development costs of US $16.9 million, US $15.7 million and US $14.4 million in fiscal years 2011, 2010 and 2009, respectively, were expensed in the Research and Development segment. The Research and Development segment also included selling, general and administrative expenses of US $3.2 million, US $3.3 million and US $4.5 million in fiscal years 2011, 2010 and 2009, respectively.

Research and development expenditures are expensed as incurred and in total amounted to US $28.0 million, US $27.1 million and US $23.8 million for the years ended 31 March 2011, 2010 and 2009, respectively.

[3]	The principal components of General Corporate are officer and employee compensation and related benefits, professional and legal fees, administrative costs, and rental expense net of rental income on the Company’s corporate offices. Included in General Corporate for the year ended 31 March 2011 are unfavourable asbestos adjustments of US $85.8 million, AICF SG&A expenses of US $2.2 million and a net benefit of US $8.7 million related to the ASIC proceedings. Included in General Corporate for the year ended 31 March 2010 are unfavourable asbestos adjustments of US $224.2 million, AICF SG&A expenses of US $2.1 million and ASIC expenses of US $3.4 million. Included in General Corporate for the year ended 31 March 2009 are favourable asbestos adjustments of US $17.4 million, AICF SG&A expenses of US $0.7 million and ASIC expenses of US $14.0 million.

[4]	The Company does not report net interest expense for each operating segment as operating segments are not held directly accountable for interest expense. Included in net interest (expense) income is AICF interest income of US $4.3 million, US $3.3 million and US $6.4 million in fiscal years 2011, 2010 and 2009, respectively. See Note 11.

[5]	The Company does not report deferred tax assets and liabilities for each operating segment as operating segments are not held directly accountable for deferred income taxes. All deferred income taxes are included in General Corporate.

[6]	Asbestos-related assets at 31 March 2011 and 2010 are US $819.7 million and US $797.7 million, respectively, and are included in the General Corporate segment.

Concentrations of Risk
The distribution channels for the Company’s fibre cement products are concentrated. If the Company were to lose one or more of its major customers, there can be no assurance that the Company will be able to find a replacement. Therefore, the loss of one or more customers could have a material adverse effect on the Company’s consolidated financial position, results of operations and cash flows.

The Company has two major customers that individually account for over 10% of the Company’s net sales in one or all of the past three fiscal years.

These two customers’ accounts receivable represented 20% and 29% of the Company’s trade accounts receivable at 31 March 2011 and 2010, respectively. The following are gross sales generated by these two customers, which are all from the USA and Europe Fibre Cement segment:

	Years Ended 31 March
(Millions of US dollars)	2011		2010		2009

		%		%		%

Customer A	$208.9	17.9	$224.4	20.0	$277.1	23.0
Customer B	134.0	11.5	144.5	12.8	149.6	12.4

	$342.9		$368.9		$426.7

Approximately 32% of the Company’s fiscal year 2011 net sales were derived from outside the United States. Consequently, changes in the value of foreign currencies could significantly affect the consolidated financial position, results of operations and cash flows of the Company’s non-US operations on translation into US dollars.

Accumulated Other Comprehensive Income	12 Months Ended
Mar. 31, 2011
Accumulated Other Comprehensive Income [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME
18. ACCUMULATED OTHER
COMPREHENSIVE INCOME

Accumulated other comprehensive income consists of the following components:

	31 March
(Millions of US dollars)	2011	2010

Pension and post-retirement benefit adjustments	$(0.3)	$(1.6)
Unrealised gain on restricted short-term investments	2.5	1.2
Foreign currency translation adjustments	53.0	59.6

Total accumulated other comprehensive income	$55.2	$59.2